Exhibit 99.2

CORRECTION — Baseline Oil & Gas Prices Private Offerings of $115 Million of Senior Secured Notes Due 2012 and $50 Million of Senior Subordinated Convertible Secured Notes Due 2013

HOUSTON, Sept. 18, 2007 (PRIME NEWSWIRE) — In a release issued earlier today under the same headline, note that in the fourth paragraph, clause (B) the date was incorrectly identified as December 31, 2009 and should be December 31, 2008.

CONTACT:	Piedmont IR, LLC
Investor Relations Contact:
Keith Fetter
Darren Bankston
678-455-3696
info@piedmontir.com